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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                 March 15, 1999




                        PROLOGIC MANAGEMENT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




            Arizona                                 1-13704                        86-0498857
(State or other jurisdiction                      (Commission                     (IRS Employer
        of incorporation)                         File Number)                  Identification No.)



                            2030 East Speedway Blvd.
                              Tucson, Arizona 85719
               (Address of principal executive offices)(Zip Code)


                                 (520) 320-1000
              (Registrant's telephone number, including area code)




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Item 4. Changes in Registrant's Certifying Accountant



         On March 15, 1999, the Company's client-auditor relationship with auditors Arthur Andersen LLP ceased. On April 2, 1999, the Company engaged BDO Seidman LLP as its principal accountant to audit the Registrant's financing statements, commencing with its fiscal year ended March 31, 1999.




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIC MANAGEMENT SYSTEMS, INC.


Dated: April 12, 1999                 By:     /s/James M. Heim
                                           -------------------------------------
                                           James M. Heim
                                           President and Chief Executive Officer